                                                                     EXHIBIT 24
                               POWER OF ATTORNEY

         Each of the undersigned hereby constitutes and appoints GORDON E. FORWARD, RICHARD M. FOWLER and LARRY L. CLARK, and each of them, with full power of substitution as the undersigned's attorney or attorney-in-fact, to sign for each of them and in each of their names, as members of the Board of Directors, an Annual Report on Form 10-K for the year ended May 31, 1997, and any and all amendments, filed by CHAPARRAL STEEL COMPANY, a Delaware corporation, with the Securities and Exchange Commission under the provisions of the Securities Act of 1934, as amended, with full power and authority to do and perform any and all acts and things necessary or appropriate to be done in the premises.

DATED: July 16, 1997



                                           /s/ ROBERT ALPERT
                                           --------------------------------
                                           (Robert Alpert)
                                           (Director)


                                           /s/ JOHN M. BELK
                                           --------------------------------
                                           (John M. Belk)
                                           (Director)


                                           /s/ GERARD R. HEFFERNAN
                                           --------------------------------
                                           (Gerald R. Heffernan)
                                           (Director)


                                           /s/ EUGENIO CLARIOND REYES
                                           --------------------------------
                                           (Eugenio Clariond Reyes)
                                           (Director)


                                           /s/ ROBERT D. ROGERS
                                           --------------------------------
                                           (Robert D. Rogers)
                                           (Director)

STATE OF TEXAS      )
                    )
COUNTY OF DALLAS    )

         On this 16th day of July, 1997, before me personally came ROBERT ALPERT, JOHN M. BELK, GERALD R. HEFFERNAN, EUGENIO CLARIOND REYES AND ROBERT D. ROGERS, known to me to be the same persons described in and who executed the foregoing Power of Attorney and each of them duly acknowledged to me that they each executed the same for the purposes therein stated.


                                           /s/ GWYNN E. HERRICK
                                           --------------------------------
                                           (Gwynn E. Herrick)
                                           Notary Public in and for the
                                           State of Texas



                                     38